1 DESCRIPTION OF THE REGISTRANT’S SECURITIES REGISTERED PURSUANT TO SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934 The following is a summary of the material terms of our common stock, without par value (“common stock”), based on our Amended and Restated Articles of Incorporation (the “Articles”) and our Second Amended and Restated Bylaws (our “bylaws” and, together with the Articles, the “Charter Documents”) currently in effect under Pennsylvania law. The summary is not complete and is qualified in its entirety by reference to these documents, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”) as exhibits to our Current Report on Form 8-K, filed with the SEC on February 2, 2022, and our Current Report on Form 8-K, filed with the SEC on July 29, 2022, respectively, and which you must read (along with the applicable provisions of Pennsylvania law) for complete information on our common stock. Throughout this exhibit, “we,” “us,” “our” and the “Company” refer to Constellation Energy Corporation and not to any of its subsidiaries. Authorized Capital Stock Under the Articles, our authorized capital stock consists of 1,000,000,000 shares of our common stock and 100,000,000 shares of our preferred stock, without par value (“preferred stock”). Common Stock As of February 1, 2026, we had 361,990,335 shares of common stock outstanding. The outstanding shares of our common stock are validly issued, fully paid and nonassessable. Dividends Holders of our common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our board of directors (our “Board”), in its discretion, out of funds legally available therefor, subject to any preferential dividend rights of any outstanding preferred stock. Voting Rights Except as otherwise provided in the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”), and, subject to the rights of holders of any series of our preferred stock, the holders of our common stock have the exclusive voting power, and each holder of our common stock is entitled to one vote for every share of our common stock held by such holder. Except as otherwise provided in the PBCL or the Charter Documents, whenever any corporate action is to be taken by vote of the shareholders of the Company, it shall be authorized by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon at a duly organized meeting of shareholders. The shareholders of the Company may act only at a duly organized meeting. Liquidation Rights In the event of a liquidation, dissolution or winding up of the Company, the holders of our common stock are entitled to share ratably in all assets and funds available for distribution after the payment of all of the Company’s liabilities and subject to the liquidation preferences of any outstanding preferred stock.

2 Other Rights and Preferences Our common stock does not carry preemptive rights, is not redeemable, does not have any conversion rights, is not subject to further calls and is not subject to any sinking fund provisions. The rights and preferences of holders of our common stock are subject to the rights of any series of preferred stock that we may issue. Preferred Stock As of February 1, 2026, we had zero shares of preferred stock outstanding. Under the terms of the Articles, our Board has the full authority permitted by law to determine the voting rights, if any, and designations, preferences, limitations and special rights of any class or any series of any class of our preferred stock that may be desired to the extent not determined by the Articles. Certain Anti-Takeover Provisions Provisions of the PBCL and the Charter Documents could make it more difficult to acquire control of the Company by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and takeover bids that our Board may consider inadequate and to encourage persons seeking to acquire control of the Company to first negotiate with our Board. We believe that the benefits of increased protection of our ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms. Potential Issuances of the Company’s Preferred Stock Although we do not currently have any shares of our preferred stock outstanding, our Board is authorized under the Articles to establish, from our authorized but unissued shares of preferred stock, one or more series of shares of preferred stock and to determine, with respect to any such series of preferred stock, the terms and rights of such series, including, for example, the designation, the preferences, limitations and special rights. Thus, the rights, preferences and privileges of holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of any series of our preferred stock that our Board may designate and we may issue in the future. The authorized shares of the Company, including shares of preferred stock and common stock, will be available for issuance without further action by the Company’s shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company’s securities may be listed or traded. Provisions for Shareholder Nominations and Shareholder Proposals at Annual Meetings Our bylaws require shareholders seeking to nominate persons for election as directors at an annual meeting of shareholders, or to bring other business before an annual meeting (other than a proposal submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), to provide timely notice in writing. A shareholder’s notice must be in proper written form and must set forth the information required under our bylaws, including information related to the shareholder of record giving the notice, the beneficial owner (if any) on whose behalf the nomination or proposal is made and their control persons and information about the proposal or nominee for election to our Board.

3 A shareholder who meets criteria specified in our bylaws may also require that the Company include one or more eligible shareholder nominees in the Company’s proxy materials through provisions commonly referred to as “proxy access.” Subject to the requirements set forth in our bylaws, any shareholder or group of up to twenty shareholders holding both full economic interest and investment and voting rights with respect to at least 3% of the Company’s outstanding common stock continuously for at least three years may require that shareholder nominees representing up to 20% of the directors to be elected be included in the Company’s proxy materials for the meeting. Provisions Relating to the Election of the Company’s Board of Directors Under the Charter Documents, shareholders are entitled to only one vote for each share held in all elections for directors, and shareholders do not have the right to cumulate their votes for the election of directors. As required by the PBCL, directors shall be elected by a plurality of votes cast. However, in an election of directors that is not a contested election (as defined in our bylaws), if any nominee who is not an incumbent director receives a plurality of the votes cast but does not receive a majority of the votes cast, the resignation of such nominee previously tendered pursuant to our bylaws will be automatically accepted and if any nominee who is an incumbent director receives a plurality of the votes cast but does not receive a majority of the votes cast, the committee of our Board authorized to nominate candidates for election to our Board will make a recommendation to our Board on whether to accept the director’s resignation previously tendered pursuant to our bylaws or whether other action should be taken. Classified Board Our Board is divided into three classes, with each class as nearly equal in number as possible. Commencing with the fourth annual meeting of shareholders, which will be held in 2026, all of our directors will stand for election each year for annual terms, and our Board will therefore no longer be divided into three classes. Following the 2026 annual meeting of shareholders, each director will hold office for a one- year term and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal. Before our Board becomes declassified at the 2026 annual meeting of shareholders, it would have taken at least two elections of directors for any individual or group to have gained control of our Board. Accordingly, while the classified board of directors was in effect, these provisions could have discouraged a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of the Company. Removal of Directors Under the Articles, except as may be otherwise provided with respect to directors elected by the holders of any series of our preferred stock, our entire Board or any individual director may be removed from office only with cause by vote of at least a majority of the voting power of all shares entitled to vote generally in the election of directors, voting together as a single class. Under the Articles, cause for removal will exist only if the director whose removal is proposed has been either declared of unsound mind by an order of a court of competent jurisdiction, convicted of a felony or of an offense punishable by imprisonment for a term of more than one year by a court of competent jurisdiction or deemed liable by a court of competent jurisdiction for gross negligence or willful misconduct in the performance of such director’s duties to the Company.

4 Size of Board Under the Articles, subject to any rights of holders of our preferred stock with respect to the election of directors upon the occurrence of a default in the payment of dividends or in the performance of another express requirement of the terms of such preferred stock, the number of directors on our Board may not be less than five nor more than 15. Within such limit, the number of directors constituting the whole board will be fixed solely by resolution adopted by a majority of our entire Board (assuming no vacancies). Our Board currently consists of twelve members. Director Vacancies Under the Articles, except as may be otherwise provided with respect to directors elected by the holders of any series of our preferred stock, vacancies in our Board, including vacancies resulting from an increase in the number of directors or from the failure by shareholders to elect the full authorized number of directors, may only be filled by a majority vote of the remaining members of our Board, or by a sole remaining director, and each person so selected shall be a director to serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor has been elected and qualified or until his or her earlier death, resignation or removal. Amendment to Articles Under the PBCL, only our Board, or shareholders who are entitled to cast at least 10% of the votes that all shareholders are entitled to cast on an amendment to the Articles and who comply with statutory procedures, may propose any amendment to the Articles. In addition to any other vote that may be required by law, applicable stock exchange rule or the terms of any series of our preferred stock, any amendment to the Articles will require the affirmative vote of the holders of at least a majority of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class, except for amendments on matters specified in the PBCL that do not require shareholder approval. Amendment to Bylaws Except as otherwise provided in the express terms of any series of the shares of the Company, any one or more provisions of our bylaws may be altered or repealed by our Board except that our Board may not adopt, alter or repeal bylaws that the PBCL specifies may be adopted only by shareholders and our Board may not amend or repeal any bylaw adopted by the shareholders that provides that it shall not be amended or repealed by our Board. Except as otherwise provided in the express terms of any series of the shares of the Company, the shareholders may adopt new bylaws, or amend or repeal bylaws, with the affirmative vote of at least a majority of the voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class. Special Meetings of Company Shareholders The Charter Documents do not contain a provision permitting shareholders to call a special meeting. Shareholder Action by Written Consent The Charter Documents do not contain a provision permitting action by written consent of the shareholders.

5 Pennsylvania Anti-Takeover Statutes Under Section 1715 of the PBCL, directors stand in a fiduciary relation to their corporation and, as such, are required to perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In discharging their duties, directors may, in considering the best interests of their corporation, consider various constituencies, including, shareholders, employees, suppliers, customers and creditors of the corporation, and upon communities in which offices or other establishments of the corporation are located. Absent a breach of fiduciary duty, a lack of good faith or self-dealing, any act of the board of directors, a committee thereof or an individual director is presumed to be in the best interests of the corporation. The PBCL expressly provides that the fiduciary duty of directors does not require them to (i) redeem or otherwise render inapplicable outstanding rights issued under any shareholder rights plan; (ii) render inapplicable the anti-takeover statutes set forth in Chapter 25 of the PBCL (described below); or (iii) take any action solely because of the effect it may have on a proposed acquisition or the consideration to be received by shareholders in such a transaction. Chapter 25 of the PBCL contains several anti-takeover statutes applicable to publicly-traded corporations. Corporations may opt out of such anti-takeover statutes under certain circumstances. We have not opted out of any of such statutes. Section 2538 of Subchapter 25D of the PBCL requires certain transactions with an “interested shareholder” to be approved by the affirmative vote of the holders of shares representing at least a majority of the votes that all disinterested shareholders are entitled to cast with respect to such transaction. “Interested shareholder” is defined broadly to include any shareholder who is a party to the transaction or who is treated differently than other shareholders and affiliates of the corporation. Subchapter 25E of the PBCL requires a person or group of persons acting in concert that acquires 20% or more of the voting shares of the corporation to offer to purchase the shares of any other shareholder at “fair value.” “Fair value” means the value not less than the highest price paid by the controlling person or group during the 90-day period prior to the control transaction, plus a control premium. Among other exceptions, Subchapter 25E does not apply to shares acquired directly from the corporation in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) or to a one-step merger. Subchapter 25F of the PBCL generally establishes a five-year moratorium on a “business combination” with an “interested shareholder.” “Interested shareholder” is defined generally to be any beneficial owner of 20% or more of the corporation’s voting stock. “Business combination” is defined broadly to include mergers, consolidations, asset sales and certain self-dealing transactions. Certain restrictions apply to business combination following the five-year period. Among other exceptions, Subchapter 25F will be rendered inapplicable if the board of directors approves the proposed business combination or approves the interested shareholder’s acquisition of 20% of the voting shares, in either case prior to the date on which the shareholder first becomes an interested shareholder. Subchapter 25G of the PBCL provides that “control shares” lose voting rights unless such rights are restored by the affirmative vote of a majority of (i) the disinterested shares (generally, shares held by persons other than the acquirer, executive officers of the corporation and certain employee stock plans) and (ii) the outstanding voting shares of the corporation. “Control shares” are defined as shares which, upon acquisition, will result in a person or group acquiring for the first time voting control over (a) 20%, (b) 33 1/3% or (c) 50% or more of the outstanding shares, together with shares acquired within 180 days of attaining the applicable threshold and shares purchased with the intention of attaining such threshold. A corporation may redeem control shares if the acquiring person does not request restoration of voting rights

6 as permitted by Subchapter 25G. Among other exceptions, Subchapter 25G does not apply to a merger, consolidation or a share exchange if the corporation is a party to the transaction agreement. Subchapter 25H of the PBCL provides in certain circumstances for the recovery by the corporation of profits realized from the sale of its stock by a controlling person or group if the sale occurs within 18 months after the controlling person or group became a controlling person or group, and the stock was acquired during such 18-month period or within 24 months before such period. A controlling person or group is a person or group that has acquired, offered to acquire or publicly disclosed an intention to acquire 20% or more of the voting shares of the corporation. Among other exceptions, Subchapter 25H does not apply to transactions approved by both the board of directors and the shareholders prior to the acquisition or distribution, as appropriate. Subchapter 25I of the PBCL mandates severance compensation for eligible employees who are terminated within 24 months after the approval of a control share acquisition. Eligible employees generally are all employees employed in Pennsylvania for at least two years prior to the control share approval. Severance equals the weekly compensation of the employee multiplied by the employee’s years of service (up to 26 years), less payments made due to the termination. Subchapter 25J of the PBCL requires the continuation of certain labor contracts relating to business operations owned at the time of a control share approval. Limitations on Liability of Directors and Indemnification of Directors and Officers The PBCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their shareholders for monetary damages for any action taken as directors, unless the director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the PBCL and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. However, this does not apply to the responsibility or liability of a director pursuant to any criminal statute or the liability of a director for the payment of taxes pursuant to federal, state or local law. The Articles include such an exculpation provision. Our bylaws generally provide indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the PBCL. The PBCL provides that indemnification shall not be made in respect in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. We have in place policies meant to insure our directors and officers and those of our subsidiaries against certain liabilities they may incur in their capacities as directors and officers. Under these policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers. The limitation of liability and indemnification provisions in our bylaws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against our directors and officers, even though such an action, if successful, might otherwise benefit the Company and our shareholders. However, these provisions will not limit or eliminate the Company’s rights, or those of any shareholder, to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s fiduciary duties. The provisions will not alter the liability of directors under the federal securities laws.

7 Exclusive Forum The Articles provide that unless our Board consents in writing to an alternative forum, a state court within the Commonwealth of Pennsylvania (or if no such state court has jurisdiction, a federal district court within the Commonwealth of Pennsylvania), to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over all indispensable parties named as defendants, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company (including any derivative suit brought to enforce any liability or duty created by the Exchange Act), (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or employee of the Company to the Company or its shareholders, (iii) any action asserting a claim against the Company or any of its directors, officers or employees arising pursuant to any provision of the PBCL or as to which the PBCL confers jurisdiction on the Pennsylvania Courts of Common Pleas or the Charter Documents or (iv) any action asserting a claim against the Company or any of its directors, officers or employees governed by the internal affairs doctrine. The Articles also provide that unless a majority of our Board consents in writing to an alternative forum, the federal district courts of the United States of America, to the fullest extent permitted by law, will be the sole and exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act. Insofar as a derivative action or proceeding seeks to enforce a liability or duty under the Exchange Act, our exclusive forum provision may be ineffective as the Exchange Act creates exclusive federal jurisdiction over suits brought to enforce any duty or liability created by the Exchange Act. Thus, although the Articles include these exclusive forum provisions, it is possible that a court could rule that these provisions are inapplicable or unenforceable. Investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Listing and Trading Our common stock is listed on the Nasdaq Stock Market LLC under the trading symbol “CEG.” Transfer Agent and Registrar The transfer agent and registrar for our common stock is EQ Shareowner Services.